TCW High Yield Bond ETF (HYBX)

Summary Prospectus

February 28, 2025

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (“SAI”) and more recent reports to shareholders, at no cost by visiting https://tcw.com or by calling (866) 364-1383. The fund’s prospectus and SAI, both dated February 28, 2025, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

Shares of the fund are listed and traded on the New York Stock Exchange LLC (“NYSE”).

FUND SUMMARY — TCW High Yield Bond ETF (the “Fund”)

Investment Objective: The Fund’s investment objective is to seek income and achieve above average total return consistent with reasonable risk over a full market cycle.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The investment advisory agreement between TCW ETF Trust (the “Trust”) and TCW Investment Management Company LLC (“TCW” or the “Adviser”) (the “Investment Advisory Agreement”) provides that the Adviser will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution and Service Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$162	$283	$645

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2024, TCW High Yield Bond Fund’s (the “Predecessor High Yield Mutual Fund”) portfolio turnover rate was 65%.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in high yield/below investment grade bonds (commonly known as “junk bonds”), in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. A bond is a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The term “bond” is interpreted broadly by the Adviser as an instrument or security evidencing a promise to pay some amount rather than evidencing the corporate ownership of equity, unless that equity represents an indirect or derivative interest in one or more bonds. Bonds for this purpose also include bank loans and instruments that are intended to provide one or more of the characteristics of a direct investment in one or more bonds. Below investment grade bonds include securities rated below investment grade by Fitch Ratings, Inc., S&P Global Ratings, and by Moody’s Investors Service Inc., or, if unrated, bonds deemed by the Fund’s Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in equity securities (including common stock and convertible and non-convertible preferred stocks). Portfolio holdings are diversified by industry and issuer in an attempt to reduce the impact of negative events for an industry or issuer.

The Fund may also invest in debt securities that include, but are not limited to, obligations of the United States government or its agencies, instrumentalities or sponsored corporations; money market instruments; investment grade corporate debt securities; mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States government or its agencies, instrumentalities or sponsored corporations; foreign debt securities (corporate and government); and privately issued mortgage-backed securities and asset-backed securities, including commercial mortgage-backed securities.

The Fund may use derivatives for hedging purposes, for risk management or to increase income or gains for the Fund. The types of derivative instruments in which the Fund will principally invest are options, futures and swap agreements, as well as interest rate or foreign currency derivatives, including swaps and forward contracts. The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When-issued and delayed delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

The Fund invests in the U.S. and abroad, including emerging markets and instruments that are economically tied to emerging market countries, and may purchase securities of varying maturities issued by domestic and foreign corporations, government agencies and governments. The Fund may invest in foreign securities that are denominated in U.S. dollars as well as in other currencies.

Principal Investment Risks:

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return and ability to meet its investment objective.

ETF Structure Risks. The Fund is structured as an ETF and is subject to special risks, including:

Not Individually Redeemable. Shares are not individually redeemable by retail investors and may be redeemed from the Fund only by Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in shares on the NYSE may be halted due to market conditions or for reasons that, in the view of the NYSE, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the NYSE. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Price Variance Risk. The market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the NYSE. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Debt Securities Risk. Debt securities risk is the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

Market Risk. The Fund could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Market and Geopolitical Events Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Interest Rate Risk. Interest rate risk is the risk that debt securities will decline in value because of changes in interest rates.

Credit Risk. Credit risk is the risk that an issuer may default in the payment of principal and/or interest on a security.

Junk Bond Risk. Junk bonk risk is the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade securities.

Unrated Securities Risk. Unrated securities risk is the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. This risk is greater for high yield securities, because the analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of investment grade securities.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s investments may not keep up with price increases from inflation.

Prepayment Risk. Prepayment risk is the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

Extension Risk. Extension risk is the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.

Price Volatility Risk. The value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. The liquidity of the Fund’s assets may change over time.

Valuation Risk. Valuation risk is the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

Derivatives Risk. A derivative is a financial contract, the value of which depends on or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in certain types of derivatives contracts, including futures. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Leverage Risk. Leverage risk is the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result.

Counterparty Risk. Counterparty risk is the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Bank Loan Risk. Bank loan risk is the risk of investing in corporate loans made by commercial banks and other financial institutions or institutional investors to companies that need capital to grow or restructure, which includes interest rate risk, liquidity risk and prepayment risk. The Fund may also be subject to the credit risk of other financial institutions and the risks associated with insufficient collateral securing a bank loan, limited available public information about a bank loan, delayed settlement, and less protection for holders of bank loans as compared to holders of registered securities.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on the Adviser’s investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Securities Selection Risk. The securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

Distressed and Defaulted Securities Risk. Distressed and defaulted securities risk is the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

Foreign Securities Risk. The Fund may have exposure to foreign markets as a result of its investments in foreign securities and securities denominated in foreign currencies. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that there may not be protection against failure by other parties to complete transactions, and that it will be difficult to obtain or enforce legal judgments in certain countries. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Foreign Currency Risk. Foreign currency risk is the risk that foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. Such risks may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for shares and cause the Fund to decline in value.

Mezzanine Securities Risk. Mezzanine securities risk is the risk of investing in mezzanine securities, which generally are rated below investment grade or are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. Mezzanine securities present additional risks because they typically are the most subordinated debt obligation in an issuer’s capital structure and are often unsecured. Mezzanine securities are also expected to be a highly illiquid investment.

When-Issued and Delayed Delivery Securities. When-issued and delayed delivery securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Frequent Trading Risk. Frequent trading leads to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.

Swap Agreements Risk. The risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap if it is not subject to centralized clearing; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

U.S. Government Securities Risk. U.S. government securities risk is the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. government securities.

Performance: The Predecessor High Yield Mutual Fund was reorganized into the Fund on November 18, 2024. As a result of the reorganization, the Fund assumed the financial and performance history of the Predecessor High Yield Mutual Fund. The Fund commenced operations November 18, 2024. The following bar chart and table provide some indication of the risks of investing in the Fund (and the Predecessor High Yield Mutual Fund for the periods prior to the reorganization) by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns for 1 year, 5 years and 10 years compared with the performance of a broad-based securities market index and additional indices. Effective November 18, 2024, the Bloomberg U.S. Universal Bond Index was included as the Fund’s broad-based securities market index in accordance with regulatory disclosure requirements. Effective November 18, 2024, the Bloomberg U.S. Corporate High Yield 2% Issuer Cap replaced the FTSE US High Yield Cash Pay Custom Index because the Adviser believes it more closely reflects the market segments in which the Fund invests. Had the Predecessor High Yield Mutual Fund been structured as an ETF, its performance may have differed. The Fund’s (and the Predecessor High Yield Mutual Fund’s) past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting https://tcw.com or by calling (866) 364-1383.

AVERAGE ANNUAL TOTAL RETURNS*

(For the period ended December 31, 2024)

*	For the period shown in the bar chart above:

Best Quarter	(June 30, 2020)	8.85%
Worst Quarter	(June 30, 2022)	(8.15)%

	1 Year	5 Year	10 Year
Return Before Taxes	6.32%	4.09%	4.78%
Return After Taxes on Distributions	3.69%	1.83%	2.67%
Return After Taxes on Distributions and Sale of Fund Shares	3.70%	2.15%	2.73%
Bloomberg U.S. Universal Bond Index (reflects no deduction for fees, expenses, or taxes)(1)	2.04%	0.06%	1.73%
Bloomberg U.S. Corporate High Yield 2% Cap (reflects no deduction for fees, expenses, or taxes)(2)	8.19%	4.20%	5.16%
FTSE US High Yield Cash Pay Custom Index (reflects no deduction for fees, expenses, or taxes) (3)	8.38%	4.06%	4.90%

(1)	The Bloomberg U.S. Universal Bond Index measures the performance of USD-denominated, taxable bonds that are rated either investment grade or high-yield. It represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index.

(2)	The Bloomberg U.S. Corporate High Yield 2% Issuer Cap is an unmanaged index of the 2% Issuer Cap component of the Barclays High Yield Corporate Bond Index, which is a market value-weighted index of fixed rate, non-investment grade debt.
(3)	The FTSE US High Yield Cash Pay Custom Index (formerly known as the Citigroup US High Yield Cash Pay Custom Index) is a blend of the FTSE US High Yield Cash Pay Index and the FTSE US High Yield Cash Pay Capped Index (FTSE US High Yield Cash Pay Index through 12/31/05 and FTSE US High Yield Cash Pay Capped Index thereafter). The FTSE US High Yield Cash Pay Index is created by removing the deferred interest securities from the FTSE US High Yield Market Index, which is a U.S. Dollar-denominated index that measures the performance of high yield debt issued by corporations domiciled in the United States or Canada and includes cash-pay and deferred interest securities. As such, the FTSE US High Yield Cash Pay Index includes only cash-pay bonds (both registered and those issued under Rule 144A under the Securities Act of 1933 in unregistered form) with at least one year to maturity and at least $250 million outstanding. The FTSE US High Yield Cash Pay Capped Index uses the same design criteria and calculation methodology as the FTSE US High Yield Cash Pay Index but caps the total debt of any single issuer in the Index at $15 billion of par amount outstanding.

The Fund’s fiscal year end is October 31. The Fund’s most recent quarterly return (since the end of the last fiscal year) through January 31, 2025 was 1.62%.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting https://tcw.com or by calling (866) 364-1383.

Investment Adviser: TCW Investment Management Company LLC is the investment adviser to the Fund.

Portfolio Manager: Jerry Cudzil, Steven J. Purdy and Brian Gelfand are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Cudzil, Purdy and Gelfand have each been a portfolio manager of the Fund since its inception.

Mr. Cudzil is a Generalist Portfolio Manager at the Adviser. Mr. Cudzil was a portfolio manager for the Predecessor High Yield Mutual Fund since 2020.

Mr. Purdy is a Managing Director at the Adviser. Mr. Purdy was a portfolio manager for the Predecessor High Yield Mutual Fund since 2020.

Mr. Gelfand is a Managing Director at the Adviser. Mr. Gelfand was a portfolio manager for the Predecessor High Yield Mutual Fund since 2023.

Purchase and Sale of Fund Shares: The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund will issue and redeem shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay certain intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.